NUMBER                                                               EXHIBIT 4.2
                                                                    COMMON STOCK

                                                                          SHARES

                             [MILLENNIUM CELL LOGO]

                              MILLENNIUM CELL INC.

INCORPORATED UNDER THE LAWS                  SEE REVERSE FOR CERTAIN DEFINITIONS
OF THE STATE OF DELAWARE                     CUSIP 600388 10 5

THIS CERTIFIES THAT







IS THE OWNER OF

FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF $.001 EACH OF THE COMMON STOCK OF

                              MILLENNIUM CELL INC.

                              CERTIFICATE OF STOCK

transferable on the books of the Corporation by the holder hereon in person or by duly authorized attorney upon surrender of this certificate properly endorsed.

This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


Dated:


[Illegible]                     MILLENNIUM CELL, INC.                [Illegible]
SECRETARY                       CORPORATE SEAL 2000                  PRESIDENT
                                DELAWARE

                                                    COUNTERSIGNED AND REGISTERED
                                         AMERICAN STOCK TRANSFER & TRUST COMPANY
                                                                  TRANSFER AGENT
                                                                  AND REGISTRAR,

                                                  BY

                                                              AUTHORIZED OFFICER

     The Corporation will furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM -- as tenants in common                   UNIF GIFT MIN ACT --           Custodian
     TEN ENT -- as tenants by the entireties                                ---------          ----------
     JT TEN  -- as joint tenants with right of                                 (Cust)          (Minor)
                survivorship and not as tenants                             under Uniform Gifts to Minors
                in common                                                   Act
                                                                                -------------------------
                                                                                       (State)

    Additional abbreviations may also be used though not in the above list.


     For value received,                                 hereby sell, assign and
                         -------------------------------
transfer unto

     PLEASE INSERT SOCIAL SECURITY OR OTHER
         IDENTIFYING NUMBER OF ASSIGNEE
     --------------------------------------

     --------------------------------------


--------------------------------------------------------------------------------
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

------------------------------------------------------------------------- shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

----------------------------------------------------------------------- Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
      ------------------------------------

                            ----------------------------------------------------
                            THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND
                    NOTICE: WITH THE NAME AS WRITTEN UPON THE FACE OF THE
                            CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER

SIGNATURE(S) GUARANTEED:


-------------------------------------------------------
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND
LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN
AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM),
PURSUANT TO S.E.C. RULE 17Ad-15.



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    AMERICAN BANK NOTE COMPANY                    PRODUCTION COORDINATOR,
      55TH and SANSOM STREET                     LISA MARTIN: 215-764-8625
      PHILADELPHIA, PA 19139                      PROOF OF JUNE 20, 2000
          (215) 764-8600                            MILLENNIUM CELL INC.
                                                         H 66824 bk
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SALES: R. JOHNS:  212-269-0339  X-13          OPERATOR:                  JW
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/HOME 14/LIVE JOBS/M/Millennium 66824                        NEW
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